Exhibit 10.1
          EXTENSION AND SEVENTH AMENDMENT, dated as of October ___, 2006 (“Seventh Amendment”), to the RECEIVABLES PURCHASE AND TRANSFER AGREEMENT, dated as of November 1, 2000 (as amended, the “RPTA”), among BIOSCRIP PBM SERVICES, LLC (as successor to MIM Health Plans, Inc.), a Delaware corporation (together with its corporate successors and assigns, “BioScrip”, and in its capacity as primary servicer thereunder, the “Primary Servicer”), each of the parties named on Schedule I to the RPTA (each, including BioScrip, a “Provider” and collectively, the “Providers”), and MIM FUNDING LLC, a Delaware limited liability company (together with its successors and assigns, the “Purchaser”) and consented to by HFG HEALTHCO-4 LLC (the “Lender”), as assignee of the Purchaser. Unless otherwise defined herein, terms in the RPTA are used herein as therein defined.
          The Providers and the Purchaser wish to extend the RPTA, subject to the amendments contained herein, and the Lender has agreed to consent to such extension and amendments.
          Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:
          Effective as of the respective Effective Date (as defined below), the RPTA is hereby amended as follows:
          SECTION 1. AMENDMENTS TO RPTA
          1.1 Section 4.04(a) to the RPTA is hereby amended by (i) deleting clause (w) thereof and (ii) substituting therefor the following new clause (w):
     “(w) all shares of capital stock, limited liability company interests, membership interests and all other interests held by a Provider in a Subsidiary of such Provider, whether held now or obtained in the future by such Provider,”
          1.2 The defined term of “Facility Termination Date” contained in Exhibit I to the RPTA is hereby amended by (i) deleting the date “November 1, 2006” thereof and (ii) substituting therefor the phrase “the Scheduled Maturity Date (as defined in the LSA)”.
          1.3 Exhibit I to the RPTA is hereby amended by adding the following new defined terms in their appropriate alphabetical location:
     “‘Consolidated Fixed Charge Coverage Ratio’ for any period, means the ratio of (x) Consolidated EBITDA of the Parent and its Subsidiaries for such period, to (y) the sum of each of the following items to the extent paid or payable by the Providers in cash during such period: (i) the current portion long-term Debt, plus (ii) the current portion of Capital Leases, plus (iii) Consolidated Capital Expenditures (to the extent not funded by or being acquired under permitted purchase money loans or capital leases), plus (iv) Consolidated Interest

Expense, plus (v) taxes, plus (vi) payment of dividends, distributions, advances, and loans to officers, Affiliates, and shareholders.
     ‘Consolidated Liquidity’ means, at any date of determination, the positive difference, if any, between (x) the Borrowing Base (without regard to the Revolving Commitment) (each as defined in the Loan Agreement), and (y) the principal amount then outstanding under the Revolving Loan (as defined in the Loan Agreement).”
          1.4 Exhibit IV to the RPTA is hereby amended by adding the following new clause (v) thereto:
     “(v) Liquidity. The Consolidated Liquidity of the Providers at all times shall be greater than $10,000,000; provided, that for purposes of this clause (v), the remedy period for the failure to comply with this clause (v) referred to in clause (d) of Exhibit V hereto shall be one Business Day.”
          1.5 Exhibit V to the RPTA is hereby amended by:
               (a) deleting the ratio contained in clause (t) therein and substituting therefor “1.625:1.00”.
               (b) deleting clause (s) contained therein and substituting therefor the following:
     “(s) Consolidated Net Worth. The Consolidated Net Worth, calculated as at the end of each fiscal quarter of the Parent, is less (i) $177,500,000, plus (ii) 50% of the positive Net Income (if any and excluding from such positive Net Income the positive effects to Net Income as a result of the items described in (iii) and (iv) of this clause (s)) for such quarter, plus (iii) any increase to Consolidated Net Worth resulting from any reversals in such fiscal quarter of bad debt reserves or other reserves or asset write offs previously taken prior to the quarter ended September 30, 2006 by Parent (on a consolidated basis), plus (iv) any increase to Consolidated Net Worth resulting from any extraordinary item for such quarter, minus (v) any decrease in Consolidated Net Worth resulting from any and all write offs of goodwill and intangible assets as reflected in the Parent’s financial statements for such quarter.”
               (c) adding as clause (y) thereto the following:
     “(y) Fixed Charge Coverage Ratio. Commencing with the first fiscal quarter after the fiscal quarter ended September 30, 2007 in which the average Revolving Loan for any single Month in such fiscal quarter exceeds 65% of the Expected Net Value of Eligible Receivables (as defined in the Loan Agreement), the Consolidated Fixed Charge Coverage Ratio in any fiscal quarter of the Parent is less than 1.00:1.00.”

          1.6 Schedule II to the RPTA is hereby amended in its entirety and the Schedule II attached hereto shall be substituted therefor.
          1.7 Schedule V to the RPTA is hereby amended by adding the following Provider Lockboxes and Provider Lockbox Accounts:

Provider Lockboxes	Bioscrip Pharmacy, Inc.
P.O. Box 874001
Kansas City, MO 64187

Bioscrip Pharmacy, Inc.
P.O. Box 874028
Kansas City, MO 64187

Bioscrip Pharmacy, Inc.
P.O. Box 870745
Kansas City, MO 64187

Provider Lockbox Accounts:	Bioscrip Pharmacy, Inc.
Account number
UMB Bank
1010 Grand Boulevard
P.O. Box 419226
Kansas City, MO 64141-6226
ABA #

Bioscrip Pharmacy, Inc.
Account number
UMB Bank
1010 Grand Boulevard
P.O. Box 419226
Kansas City, MO 64141-6226
ABA #
          SECTION 2. CONDITIONS PRECEDENT
          2.1 Effective Date of this Seventh Amendment. This Seventh Amendment shall become effective as of September 30, 2006 (the “Effective Date”) provided that the following conditions shall have been satisfied in full on or before November 1, 2006:
(a)	The Lender shall have received fully executed counterparts of this Fourth Amendment; and

(b)	The Lender shall have received fully executed counterparts of the amendment to RPTA being executed on the date hereof, together with evidence of the satisfaction of the conditions precedent set forth therein.
          SECTION 3. MISCELLANEOUS
          3.1 The Providers each hereby certify, represent and warrant that (i) except as otherwise disclosed in public filings made by the Parent with the United States Securities and Exchange Commission, the representations and warranties in the RPTA are true and correct, with the same force and effect as if made on such date, except as they may specifically refer to an earlier date, in which case they were true and correct as of such date,(ii) no unwaived Event of Termination, a Group-Wide Event of Termination, a Servicer Termination Event or a Group-Wide Servicer Event of Termination or would constitute such an Event of Termination, Group-Wide Event of Termination, Servicer Termination Event or Group-Wide Servicer Event of Termination has occurred or is continuing (nor any event that but for notice or lapse of time or both would constitute an Event of Termination, a Group-Wide Event of Termination, a Servicer Termination Event or a Group-Wide Servicer Event of Termination or would constitute such an Event of Termination, Group-Wide Event of Termination, Servicer Termination Event or Group-Wide Servicer Event), (iii) each of the Providers and the Primary Servicer, as applicable, has the corporate power and authority to execute and deliver this Sixth Amendment, and (iv) no consent of any other person (including, without limitation, shareholders or creditors of any Provider), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution and performance of this Sixth Amendment, other than, in each case, such that have been obtained.
          3.2 The terms “Agreement”, “hereof”, “herein” and similar terms as used in the RPTA shall mean and refer to, from and after the effectiveness of this Seventh Amendment, the RPTA as amended by this Seventh Amendment, and as it may in the future be amended, restated, modified or supplemented from time to time in accordance with its terms. Except as specifically agreed herein, the RPTA is hereby ratified and confirmed and shall remain in full force and effect in accordance with its terms.
          3.3 THIS SEVENTH AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.
          3.4 This Seventh Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
          3.5 Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.

          IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PROVIDERS:	BIOSCRIP PBM SERVICES, LLC (as successor to MIM Health Plans, Inc.)
By:
Name:
Title:

BIOSCRIP PHARMACY SERVICES, INC.
By:
Name:
Title:

BIOSCRIP INFUSION SERVICES, INC.
By:
Name:
Title:

BIOSCRIP PHARMACY (NY), INC.
By:
Name:
Title:

BIOSCRIP PHARMACY, INC.
By:
Name:
Title:

NATURAL LIVING, INC.
By:
Name:
Title:

BIOSCRIP INFUSION SERVICES, LLC
By:
Name:
Title:

PURCHASER:	MIM FUNDING LLC
By:
Name:
Title:

PRIMARY SERVICER:	BIOSCRIP PBM SERVICES, LLC (as successor to MIM Health Plans, Inc.)
By:
Name:
Title:

CONSENTED TO:

BIOSCRIP, INC. (f/ka/ MIM CORPORATION)

By:

Name:
Title:

HFG HEALTHCO-4 LLC
By:	HFG Healthco-4, Inc., a member

By:

Name:
Title:

SCHEDULE II
ADDRESSES FOR NOTICE

If to the Program Manager:

Healthcare Finance Group, Inc.
199 Water Street, 20th Floor
New York, New York 10038
Attention: David Hyams, Chief Credit Officer
	Tel:	(212) 785-9212
	Fax:	(212) 785-8512

If to the Master Servicer:

Healthcare Finance Group, Inc.
199 Water Street, 20th Floor
New York, New York 10038
Attention: David Hyams, Chief Credit Officer
	Tel:	(212) 785-9212
	Fax:	(212) 785-8512